Exhibit 99.1

Annual Meeting of Shareholders October 15, 2020

Forward Looking Statement This presentation includes forward - looking statements . All statements in this presentation, other than statements of historical facts, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward - looking statements . The words “anticipate,” “estimate,” “expect,” “project,” “plan,” “seek,” “intend,” “believe,” “may,” “might,” “will,” “should,” “could,” “likely,” “continue,” “design,” “expectation,” and the negative of such terms and other words and terms of similar expressions are intended to identify forward - looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short - term and long - term business operations and objectives and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, some of which cannot be quantified and some of which are beyond our control . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur, and our actual operating and financial results could differ materially and adversely from those anticipated or implied in the forward - looking statements . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements . In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward - looking statements . We disclaim any duty to update any of these forward - looking statements after the date of this presentation to confirm these statements in relationship to actual results or revised expectations . All forward - looking statements attributable to us are expressly qualified in their entirety by these cautionary statements as well as others made in this presentation . You should evaluate all forward - looking statements made by us in the context of these risks and uncertainties . 1

Management Team 2 ▪ Co - founder and Chairman, Chief Executive Officer and Chief Financial Officer ▪ Co - founder of Sachem Capital Partners (“SCP”), and co - founder and Managing Partner of JJV, LLC, manager of SCP since their inception in December 2010 ▪ Certified public accountant, previously engaged in private practice for over 30 years performing accounting, auditing and tax preparation services ▪ Responsibilities include oversight of all aspects of business operations, including loan origination and servicing, investor relations, brand development and business development ▪ Also responsible for the direction and oversight of all financial and accounting matters ▪ Bachelor’s Degree in Accounting from the University of Rhode Island John L. Villano, CPA ▪ Executive Vice President and Chief Operating Officer ▪ Former Managing Partner of SCP and JJV, LLC. First investor partner in SCP (2010) ▪ Responsibilities include oversight of all aspects of business operations, organizational effectiveness, process improvement, change management, human resource development, and business growth specifically focused in Florida and Texas ▪ Doctorate and Masters in Adult Education from Columbia University, an MBA from the University of Bridgeport, and a Bachelor’s degree from the University of Notre Dame Peter J. Cuozzo

Sachem Capital Corp. Overview 3 ▪ Sachem Capital Corp. is a mortgage REIT specializing in originating, underwriting, funding, servicing and managing a portfolio of short - term, high yielding real estate loans conservatively secured by first lien mortgages ▪ With the aging housing stock and lack of bank financing, there is significant demand for business - purpose real estate loans that is not being met by traditional lenders ▪ Sachem has grown its loan portfolio from $33.8 million at year - end 2016 to $111.4 million at June 30, 2020 ▪ Headquartered in Branford, CT with 15 employees L OAN P ORTFOLIO B REAKDOWN (1) K EY S TATISTICS (1) Ticker: SACH Exchange: NYSE American Share Price: $3.48 Shares Outstanding: 22.1 million Market Cap: $78.5 million Shareholders’ Equity : $84.4 million Dividends (TTM): $0.36 / share Insider Ownership: 7.4% (1) Data as of 6/30/2020 other than share price and market cap, which is as of 8/26/2020 Residential Mortgages 66.7% Commercial Mortgages 24.3% Land Mortgages 5.7% Mixed Use 3.3% $63.3 $78.9 $94.3 $111.4 $0 $20 $40 $60 $80 $100 $120 2017 2018 2019 1H 2020 L OAN P ORTFOLIO (1) ($ in millions)

Investment Highlights 4 x Internally managed, with insiders owning approximately 7.4% of the company, aligning management’s interests with investors x High yielding assets and low cost structure generates attractive risk adjusted return on equity x Conservative leverage profile x Experienced management team with intimate knowledge of the Connecticut and surrounding area real estate market x Significant demand for business purpose real estate loans that traditional lenders are unable to satisfy within geographies that have experienced a significant growth in demand as a result of the COVID pandemic x Vertically - integrated loan origination platform allows for flexibility to structure loans that cater to the needs of clients x Long track record of successful operations with positive total returns generated for shareholders

Source: RealtyTrac , U.S. Census Aging U.S. Housing Stock ▪ The fix - and - flip market will remain robust as the aging U.S. housing stock requires renovation and updating ▪ Aging inventory stokes demand for remodeled homes » Recently, the median age of housing stock has increased each year by approximately 0.9 year » Many homebuyers lack the desire or expertise to renovate a home and would prefer to buy a recently - renovated home M EDIAN A GE OF H OUSING S TOCK A MONG O WNER - O CCUPIED H OMES 20 22 24 26 28 30 32 34 36 38 40 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Median Housing Unit Age 5

Fix-and-Flip Activity Growing

U.S. Home Flipping - Total Financed Purchase Dollar Volume

($ in billions)



$9
$8
$7
$9
$11
$12
$14
$17
$21
$27
$32
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

U.S. Investor Home Buying Rates



7%
7%
7%
8%
8%
9%
9%
10%
11%
10%
10%
10%
11%
11%
12%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Source: ATTOM Data Solutions, CoreLogic

SACHEM CAPITAL
6

Robust Business Model 7 ▪ Grow first mortgage loan portfolio while protecting and preserving capital ▪ Disciplined underwriting and extensive due diligence culture focusing primarily on value of underlying collateral ▪ Intimate knowledge of Connecticut and surrounding area real estate market and ability to respond quickly to customer needs and demands ▪ Loans are secured by first mortgages on real estate and personally guaranteed by the principals of the borrowers ▪ Operates as a REIT and pays quarterly dividends to shareholders ▪ Structure mortgage loans to fit needs and business plans of borrowers: » Acquire and/or renovate existing residential real estate properties » Acquire vacant real estate and construct residential real estate properties » Purchase and hold income producing properties ▪ Revenue is generated from interest on loans, rental income on REO properties, and fee income generated from origination, processing, modifications and extension of loans Through execution of its business plan, Sachem aims to provide investors with attractive risk adjusted returns

Key Strategic Initiatives 8 Capitalize on opportunities arising from structural changes in the real estate lending market and continued limited liquidity Remain flexible to capitalize on changing investment opportunities at various points of the economic cycle Capitalize on competitor policies that inhibit borrower’s repeat business Take advantage of the prevailing positive trends within the residential real estate sector Enhance marketing efforts that focus on borrower retention and acquisition

Typical Loan Structure (1) 9 Sachem generates high yielding, short term business - purpose real estate loans that are not provided by traditional lenders Principal Amount ▪ Average loan amount: $233,000 ▪ Range of $12,500 to $2.0 million (1) ▪ Maximum loan amount cannot exceed 10% of portfolio Loan - to - Value Ratio ▪ Up to 70% Interest Rate ▪ Fixed rate between 5.0% and 13.0% with a default rate of 18.0% ▪ Average portfolio yield of 12.38% Origination Fee ▪ 2.0% to 5.0% Terms ▪ One to three years Payment Terms ▪ Interest payable monthly with principal payable at maturity (1) Data as of 6/30/2020 other than range of loan size, which is as of 12/31/2019

Loan Portfolio Overview 10 ▪ Of the total number of loans at year - end 2019, 76% are $250,000 or less, and 93% are $500,000 or less ▪ 67% of loans are for residential fix and flip projects, primarily homes and multifamily buildings with no more than 4 units ($ in millions) Portfolio has grown consistently year - over - year backed by a diverse pool of borrowers (1) USD in Thousands $0 $20 $40 $60 $80 $100 $120 2017 2018 2019 2020 Residential Mortgages Commercial Mortgages Land Mortgages Mixed Use Loan Amount Number of Loans Aggregate Principal Amount (1) $100,000 or less 144 $9,635 $100,001 to $250,000 188 29,812 $250,001 to $500,000 76 25,797 $500,001 to $1,000,000 16 10,878 Over $1,000,000 14 18,227 Total Loan Portfolio 438 $94,349 Year Ended December 31, 2019

(1) 6/30/2020 annualized for return on assets and return on equity Income Statement Overview 11 Sachem’s business model generates strong returns and a significant cash flow coverage of interest Six Months Ended June, 2020 (1) 2019 2018 Principal amount of loans earning interest $111,431 $94,349 $78,891 Loans originated in period 42,304 64,743 42,078 Total revenue 8,623 12,681 11,713 Total operating costs and expenses 4,118 6,484 3,942 Net income $4,505 $6,196 $7,772 Earnings per share $0.20 $0.32 $0.50 Total equity 84,448 82,561 52,803 Pre-interest income / interest expense 3.0x 3.1x 5.7x Return on average assets 6.4% 6.0% 10.1% Return on average equity 10.9% 8.9% 14.5% Year Ending December 31, ($ in Thousands Except per Share Data)

12 Balance Sheet Overview As of June 30, 2020, the debt - to equity ratio was approximately 67% while the asset coverage ratio exceeded 250% ($ in Thousands) June 30, 2020 December 31, 2019 Assets Mortgage Receivables $111,431 $94,349 Other Assets 32,017 46,863 Total Assets $143,448 $141,211 Debt Unsecured fixed rate notes  $55,711 $55,476 Mortgage Payable 776 784 Total Debt 56,487 56,260 Other Liabilities 2,513 2,391 Equity 84,448 82,561 Total Equity and Liabilities $143,448 $141,211 Total Debt / Equity 66.9% 68.1% Total Debt / Assets 39.4% 39.8% Asset Coverage 253.9% 251.0% (1) (1) Net of deferred financing costs

Portfolio Performance 13 (1) Weighted average contractual interest rate does not include origination fee income. (2) Without giving effect to extension fees. ($ in Thousands) Six Months Ended Year - End Year - End 6/30/2020 12/31/2019 12/31/2018 Total Assets $143,448 $141,211 $86,014 No. of loans in Portfolio 477 438 403 Principal Amount of Loans in Portfolio $111,431 $94,349 $78,891 Interest Income $6,167 $9,752 $8,961 Origination Fee Income, Net $1,159 $1,519 $1,411 Wtd . Average Contractual Interest Rate (1) 12.38% 12.42% 12.85% Average Outstanding Loan Balance $234 $215 $196 Weighted Average Term to Maturity (months) (2) - 10 11 Foreclosures In Process 13 9 13

Dividends Paid 14 Quarter Dividend Q 2 2020 $0.12 Q 1 2020 - Q 4 2019 (1) $0.12 Q 3 2019 $0.12 Q 2 2019 $0.12 Q 1 2019 $0.12 Q 4 2018 (2) $0.17 Q 3 2018 $0.12 Q 2 2018 $0.11 Q 1 2018 (3) $0.105 Q 4 2017 (4) $0.105 Q 3 2017 $0.105 Plan to distribute 90+% of taxable income to shareholders annually (1) A portion represents a distribution of 2019 income (2) Represents a distribution of 2018 income (3) A portion represents a distribution of 2017 income (4) Represents a distribution of 2017 income

698 Main Street Branford, CT 06405 https://www.sachemcapitalcorp.com/